SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                             FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      May 14, 2002
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________             _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:     200 Science Drive
                                            Moorpark, CA 93021
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 532-2800
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                 2151 Anchor Court
							     Newbury Park, CA 91320
                                             _________________________




Item 5.  Other Events.

On March 5, 2002, the Company appointed Edward J. Smith as President and Chief Executive Officer. The Company also announced that Gregory L. Horton has resigned as President, Chief Executive Officer and as a Board member.

Exhibit 99.17 Press Release May 15, 2002

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SMTEK INTERNATIONAL, INC.

       May 14, 2002                     /s/ Kirk A. Waldron
_________________________________        _________________________________
           Date                         Kirk A. Waldron
                                        Vice President -Chief Financial Officer